United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 1, 2022 (October 31, 2022)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 S Craig Place Lombard, Illinois 60148
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (510) 900-0242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

Welsbach Technology Metals Acquisition Corp. (“WTMA”) is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. On October 31, 2022, WTMA entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among WTMA, WTMA Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of WTMA ( “Merger Sub”), and WaveTech Group, Inc., a Delaware corporation ( “WaveTech” or the “Company”).

The Merger & Consideration

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i) prior to the effective time of the Merger, each share of the Series A preferred stock of WaveTech, par value $0.01 per share (the “WaveTech Preferred Stock”) will be converted into one share of common stock of WaveTech, par value $0.01 per share (the “WaveTech Common Stock”) (such conversion, the “WaveTech Preferred Conversion”);

(ii) at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Delaware General Corporation Law, as amended (the “DGCL”), Merger Sub will merge with and into WaveTech, the separate corporate existence of Merger Sub will cease and WaveTech shall continue as the surviving corporation and a wholly owned subsidiary of WTMA (the “Merger”);

(iii) as a result of the Merger, among other things, all outstanding shares of capital stock of WaveTech (after giving effect to the WaveTech Preferred Conversion) (other than (A) treasury shares, (B) dissenting shares and (C) shares of capital stock of WaveTech subject to stock awards) will be canceled and converted into the right to receive newly issued shares of common stock, par value $0.0001 per share, of WTMA (the “WTMA Common Stock”) determined based on a pre-money enterprise valuation of WaveTech of $150.0 million and a $10.00 price per share of WTMA Common Stock; and

(iv) WTMA will immediately be renamed WaveTech Group Inc.

The Board of Directors of WTMA has (i) determined that it is advisable to enter into the Merger Agreement and the documents contemplated thereby, (ii) approved the execution and delivery of the Merger Agreement and the documents contemplated thereby and the transactions contemplated thereby, and (iii) recommended the adoption and approval of the Merger Agreement and the other documents contemplated thereby and the transactions contemplated thereby by its stockholders.

Earnout

The Merger Agreement provides that up to an additional 17.5 million shares of WTMA Common Stock may be issued by the combined company to certain Qualified Stockholders (as defined in the Merger Agreement) of WaveTech upon the occurrence of the following conditions:

1.	3.75 million shares of WTMA Common Stock if for the year ended December 31, 2023: (a) the Revenue Reference Amount (as defined in the Merger Agreement) for the combined company is equal to or greater than $23.7 million and the EBITDARD Reference Amount (as defined in the Merger Agreement) for the combined company is equal to or greater than $(350,000), in each case excluding any amounts attributable to acquisitions, (b) if any WTMA Common Stock has been issued subsequent to Closing in connection with any acquisition, (i) the Revenue Reference Amount per share of WTMA Common Stock for the year ended December 31, 2023, calculated on the basis of the number of shares outstanding immediately following the Closing plus the number of shares issued subsequent to Closing in connection with any acquisition, is equal to or greater than the Revenue Reference Amount per share implied by $23.7 million and the number of shares outstanding immediately following Closing, and (ii) the EBITDARD Reference Amount per share of Acquiror Common Stock for the year ended December 31, 2023, calculated on the basis of the number of shares outstanding immediately following the Closing plus the number of shares issued subsequent to Closing in connection with any acquisition, is equal to or greater than the EBITDARD Reference Amount per share implied by $(350,000) and the number of shares outstanding immediately following Closing, or (c) if the trading price of the WTMA Common Stock equals or exceeds $12.50 (subject to adjustment for stock splits, stock combinations or the like) on any 20 trading days in any 30-trading day period;

2.	3.75 million shares of WTMA Common Stock if for the year ended December 31, 2024: (a) the Revenue Reference Amount for the combined company is equal to or greater than $54.8 million and the EBITDARD Reference Amount for the combined company is equal to or greater than $16.9 million, in each case subject to adjustment in the case of acquisitions, or (b) if any WTMA Common Stock has been issued subsequent to Closing in connection with any acquisition, (i) the Revenue Reference Amount per share of WTMA Common Stock for the year ended December 31, 2024, calculated on the basis of the number of shares outstanding immediately following the Closing plus the number of shares issued subsequent to Closing in connection with any acquisition, is equal to or greater than the Revenue Reference Amount per share implied by $54.8 million and the number of shares outstanding immediately following Closing, and (ii) the EBITDARD Reference Amount per share of Acquiror Common Stock for the year ended December 31, 2023, calculated on the basis of the number of shares outstanding immediately following the Closing plus the number of shares issued subsequent to Closing in connection with any acquisition, is equal to or greater than the EBITDARD Reference Amount per share implied by $16.9 million and the number of shares outstanding immediately following Closing, or (c) if the trading price of the WTMA Common Stock equals or exceeds $15.00 (subject to adjustment) on any 20 trading days in any 30- trading day period;

3.	5 million shares of WTMA Common Stock if at any time from the closing of the Business Combination to December 21, 2026, the trading price of the WTMA Common Stock equals or exceeds $20.00 (subject to adjustment) on any 20 trading days in any 30-trading day period; and

4.	5 million shares of WTMA Common Stock if at any time from the closing of the Business Combination to December 21, 2028, the trading price of the WTMA Common Stock equals or exceeds $30.00 (subject to adjustment) on any 20 trading days in any 30-trading day period.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective stockholders of WTMA and WaveTech, (ii) effectiveness of the proxy statement/registration statement on Form S-4 (the “Form S-4”) to be filed by WTMA in connection with the Business Combination, (iii) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Merger, (iv) receipt of approval for listing on The Nasdaq Stock Market of the shares of WTMA Common Stock to be issued in connection with the Merger, (v) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement), (vi) certain changes to WaveTech’s existing capital structure having been completed, and (vii) customary bringdown of the representations, warranties and covenants of the parties therein.

Another condition to the parties’ obligations to consummate the Merger is that, as of immediately prior to the Closing, the amount of cash available in (x) the trust account into which substantially all of the cash proceeds of WTMA’s initial public offering and private placements of its securities have been deposited for the benefit of WTMA, certain of its public stockholders and the underwriters of WTMA’s initial public offering (the “Trust Account”), after deducting (i) the amount required to satisfy WTMA’s obligations to its stockholders (if any) that exercise their rights to redeem all or a portion of their shares of WTMA Common Stock pursuant to WTMA’s certificate of incorporation and bylaws, (ii) certain of WTMA’s Unpaid Acquiror Expenses (as defined in the Merger Agreement), and (iii) the Deducted Company Transaction Expenses Amount (as defined in the Merger Agreement) (the result of which, the “Trust Amount”), plus (y) the amount of the PIPE Investment (as defined in the Merger Agreement) actually received by WTMA prior to or substantially concurrently with the Closing, plus (z) the aggregate gross proceeds received or to be received by WTMA or WaveTech or any of their subsidiaries pursuant to any agreement or arrangement entered into prior to or substantially concurrently with the Closing in connection with the issuance or other grant of any interests of WTMA, WaveTech or any of their respective subsidiaries, including for the avoidance of doubt, the convertible promissory notes issued by WaveTech pursuant to the terms of the Company Convertible Note Subscription Agreements (as defined in the Merger Agreement) (the “Series B Company Convertible Notes”), is equal to or greater than $25,000,000.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course consistent with past practice through the Closing, subject to certain exceptions, (ii) WTMA and WaveTech jointly to prepare, and WTMA to file, the Form S-4 and take certain other actions to obtain the requisite approval of WTMA stockholders of certain proposals regarding the Business Combination and (iii) the parties to use reasonable best efforts to obtain necessary clearance, approval, consent, or governmental authorization from governmental agencies.

Each party also agreed during the period following the execution of the Merger Agreement until the earlier of the termination of the Merger Agreement and the consummation of the Business Combination not to solicit, engage in or otherwise participate in any discussions or negotiations and not to enter into or respond to any inquiry, proposal or offer, or any indication of interest in making an offer or proposal for an alternative transaction, to notify the others as promptly as practicable in writing of the receipt of any inquiries, proposals or offers, requests for information or requests relating to an alternative transaction or any requests for non-public information relating to any such transaction, and to keep the other party informed of the status of any such inquiries, proposals, offers or requests for information.

The covenants and agreements of the parties contained in the Merger Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by WTMA, Merger Sub and WaveTech. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of WTMA and WaveTech, (ii) by WaveTech or WTMA, if certain approvals of the shareholders of WTMA, to the extent required under the Merger Agreement, are not obtained as set forth therein, (iii) by WaveTech, if there is an Acquiror Modification in Recommendation (as defined in the Merger Agreement), (iv) by WaveTech, if WaveTech has not sold and received the proceeds in the aggregate principal amount of at least $5,000,000 of the Series B Company Convertible Notes on or prior to the later of (a) December 31, 2022 and (b) the time at which the Form S-4 shall have been declared effective, (v) by WTMA, if there is a Company Modification in Recommendation (as defined in the Merger Agreement), (vi) by WTMA, if certain approvals of the stockholders of WaveTech, to the extent required under the Merger Agreement, are not obtained within five (5) business days after the Form S-4 has been declared effective by the SEC and delivered or otherwise made available to stockholders, or (vii) by either WTMA or WaveTech in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have enacted, issued, promulgated, enforced or entered any final and nonappealable Governmental Order (as defined in the Merger Agreement) that has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before March 31, 2023, unless the terminating party is in material breach hereof.

Trust Account Waiver

WaveTech agreed in the Merger Agreement that WaveTech will not have any right, title, interest or claim of any kind in or to any monies in the Trust Account, and agreed not to, and waived any right to, make any claim against the Trust Account (including any distributions therefrom) other than in connection with the Closing.

Governing Law

The Merger Agreement is governed by the laws of the State of Delaware and the parties are subject to exclusive jurisdiction of the Delaware Court of Chancery.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 1.01. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about WTMA, WaveTech, Merger Sub or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in WTMA’s public disclosures.

Certain Related Agreements

Registration Rights Agreement

At the closing of the Business Combination, Welsbach Acquisition Holdings LLC (the “Sponsor”) and certain other investors party thereto (collectively, the “Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”) with WTMA, pursuant to which, among other things, (i) WTMA’s existing registrant rights agreement will be terminated, (ii) WTMA will file with the SEC a registration statement on Form S-1 registering the resale, pursuant to Rule 415 under the Securities Act, of certain shares of WTMA Common Stock and certain other equity securities of WTMA held by the Holders as soon as practicable, but in any event within thirty (30) days after the Closing; (iii) the Holders will be entitled to certain demand registration rights in connection with an underwritten shelf takedown offering, in each case subject to certain limitations set forth in the Registration Rights Agreement; and (iv) the Holders have certain piggy-back registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Sponsor Support and Lock-up Agreement

On October 31, 2022, WTMA and WaveTech entered into a Sponsor Support and Lock-up Agreement (the “Sponsor Support and Lock-up Agreement”), with Welsbach Acquisition Holdings LLC (the “Sponsor”) and the persons set forth on Schedule I attached thereto (together with the Sponsor, the “Sponsors”), pursuant to which the Sponsors agreed to, among other things, (i) vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support and Lock-up Agreement and (ii) vote against and withhold consent with respect to any merger, purchase of all or substantially all of WTMA’s assets or other business combination transaction (other than the Merger Agreement and the Business Combination).

Under the Sponsor Support and Lock-up Agreement, the Sponsors also agreed not to, without the prior written consent of WaveTech and the board of directors of WTMA (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Form S-4) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any shares of WTMA Common Stock owned by such Sponsor immediately after the Closing (the “Subject Sponsor Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Sponsor Shares owned by such Sponsor or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii), in each case, until the earlier of (a) 180 days after the Closing and (b) the date on which the closing price per share of WTMA Common Stock equals or exceeds $12.50 (subject to adjustment) for any twenty (20) Trading Days (as defined in the Sponsor Support and Lock-up Agreement) within any thirty (30) consecutive Trading Day period.

The foregoing summary of the Sponsor Support and Lock-up Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Sponsor Support and Lock-up Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Shareholder Support and Lock-up Agreement

On October 31, 2022, WTMA and the Sponsor entered into a Shareholder Support and Lock-up Agreement (the “Shareholder Support and Lock-up Agreement”), with WaveTech and certain stockholders of WaveTech (the “Company Stockholders”). Pursuant to the Shareholder Support and Lock-up Agreement, the Company Stockholders agreed to, among other things, provide written consent or vote at any called meeting with respect to the outstanding shares of WaveTech capital stock held by the Company Stockholders adopting the Merger Agreement and related transactions and approving the Business Combination.

Under the Shareholder Support and Lock-up Agreement, the Company Stockholders also agreed not to, without the prior written consent of WaveTech and the board of directors of WTMA (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Form S-4) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any shares of WTMA Common Stock owned by such Company Stockholder immediately after the Closing (the “Subject Stockholder Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Stockholder Shares owned by such Company Stockholder or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii), in each case, until the earlier of (a) 180 days after the Closing and (b) the date on which the closing price per share of WTMA Common Stock equals or exceeds $12.50 (subject to adjustment) for any twenty (20) Trading Days within any thirty (30) consecutive Trading Day period.

The foregoing summary of the Shareholder Support and Lock-up Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Shareholder Support and Lock-up Agreement, which is attached hereto as Exhibit 10.3 and is incorporated by reference into this Item 1.01.

Item 7.01 Regulation FD Disclosure.

On October 31, 2022, WTMA and WaveTech issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information under this Item 7.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between WaveTech and WTMA. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WaveTech, the combined company or WTMA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. WTMA intends to file the Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of WTMA, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all WTMA shareholders. WTMA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of WTMA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by WTMA through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

WTMA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WTMA’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of WTMA and information regarding their interests in the business combination is set forth in WTMA’s annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation will be contained in the Form S-4 and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between WaveTech and WTMA include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of WaveTech. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA’s securities, (ii) the risk that the transaction may not be completed by WTMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account following redemptions by WTMA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on WaveTech’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of WaveTech and potential difficulties in Company employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against WaveTech or against WTMA related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA’s securities on a national securities exchange, (xi) the price of WTMA’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or WaveTech operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA’s or WaveTech’s business, WaveTech’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WaveTech and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither WaveTech nor WTMA gives any assurance that either WaveTech or WTMA, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 31, 2022.

10.1*	Form of Registration Rights Agreement

10.2	Sponsor Support and Lock-up Agreement

10.3	Shareholder Support and Lock-up Agreement

99.1	Joint Press Release of WTMA and WaveTech, dated November 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2022

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer and Director